Prospectus supplement dated December 20, 2013
to the following prospectus(es):
Nationwide DestinationSM [EV] 2.0 prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective January 13, 2014, Item (c) under the Determining Variable Account Value – Valuing an Accumulation Unit provision of the Determining the Contract Value subsection of the Operation of the Contract section is deleted in its entirety and replaced with the following:
(c)	is a factor representing the daily total Variable Account charges, which may include charges for optional benefits elected by the Contract Owner. The factor is equal to an annualized rate ranging from 1.85% to 2.85% of the Daily Net Assets, depending on which optional benefits the Contract Owner elects.
PRO-0049-6